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                                                                    Exhibit 99.1

                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER

                 Pursuant to 18 U.S.C. Section 1350, as adopted
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     The undersigned, Bruce Rohde, Chairman and Chief Executive Officer of ConAgra Foods, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended May 26, 2002 (the "Report").

The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this certification as of the 23rd day of August 2002.


/s/ Bruce Rohde
---------------------------------------
Bruce Rohde
Chairman and Chief Executive Officer


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                                                        Exhibit 99.1 (continued)

                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER

                 Pursuant to 18 U.S.C. Section 1350, as adopted
            pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     The undersigned, Jim O'Donnell, Executive Vice President, Chief Financial Officer and Corporate Secretary of ConAgra Foods, Inc. (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Annual Report on Form 10-K for the fiscal year ended May 26, 2002 (the "Report").

The undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge that:

     1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned has executed this certification as of the 23rd day of August 2002.


/s/ Jim O'Donnell
---------------------------------------
Jim O'Donnell
Executive Vice President, Chief Financial Officer
and Corporate Secretary


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